As filed with the Securities and Exchange Commission on February 22, 2005

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2005


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                       1-5706                  58-0971455
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 (State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

   8000 Tower Point Drive, Charlotte, NC                             28227
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  (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (704) 321-7380
                                                    ---------------

          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into Material Definitive Agreements

Share Purchase Agreement

     On February 17, 2005, Metromedia International Group, Inc., a Delaware corporation (the "Registrant") and the direct parent of NWE Capital (Cyprus), Ltd., a company organized under the Companies Law of Cyprus (the "Company"), entered into a Share Purchase Agreement ("Purchase Agreement") with First National Holding S.A., a societe anonyme organized under the laws of Luxembourg ("FNH"), Emergent Telecom Ventures S.A., a societe anonyme organized under the laws of Switzerland ("ETV"), and Pisces Investment Limited, a company organized under the Companies Law of Cyprus and wholly-owned subsidiary of FNH and ETV ("Pisces", and together with FNH and ETV, the "Buyers").

     Pursuant to the Share Purchase Agreement, the Registrant agreed to sell to the Buyers, and the Buyers agreed to purchase from the Seller, all of the authorized, issued and outstanding share capital of the Company (the "Share Purchase") for $215 million in cash. Consummation of the transaction set forth in the Purchase Agreement is principally subject only to a vote of the holders of the Registrant's common stock and the continued accuracy of certain customary representations concerning the Registrant's ownership of and authority with respect to the interests being sold. Assuming approval by the holders of the Registrant's common stock, the Registrant presently expects to consummate the Share Purchase during the third quarter of 2005.

     The Purchase Agreement contains certain termination rights for each of the Registrant and the Buyers and further provides that, upon termination of the Purchase Agreement under specified circumstances involving an alternative transaction, the Registrant may be required to pay to the Buyers a termination fee of $4,450,000 plus an amount for the documented out-of-pocket fees and expenses (in an amount not to exceed US $2,000,000) incurred by or on behalf of the Buyers in connection with the due diligence process and the negotiation, execution and delivery of the Purchase Agreement.

     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

     The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.

Voting Agreement

     On February 17, 2005, the Registrant entered into a Voting Agreement (the "Voting Agreement") with Pisces, Metromedia Company, a Delaware general partnership ("Metromedia"), Stuart Subotnick, the Trust, dated as of May 30, 1984, as amended and restated, John W. Kluge, as grantor, and John W. Kluge, Manufacturers Hanover Trust Company (n/k/a J.P. Morgan Chase Bank) and Stuart Subotnick, as trustees (the "New York Trust"), and the Trust, dated as of December 14, 2001, between John W. Kluge, as Grantor and Stuart Subotnick and J.P. Morgan Trust Company of Delaware, as Trustees (the "Florida Trust", and together with Metromedia, Mr. Subotnick and the New York Trust, the "Principal Stockholders").

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     Pursuant to the terms of the Voting Agreement, the Principal Stockholders agreed to vote, or provide a consent with respect to his or its shares of common stock of the Registrant, at such time as the Registrant conducts a meeting of, or otherwise seeks a vote or consent of, the holders of the Registrant's common stock for the purpose of approving the Share Purchase, in favor of the Share Purchase and against any action or agreement that would compete with, impede or interfere with the approval of the Share Purchase. In addition, the Principal Stockholders granted to Pisces his or its irrevocable proxy and attorney-in-fact to vote his or its shares of common stock of the Registrant in accordance with the preceding sentence. The Voting Agreement expires upon the earlier of the closing of the Share Purchase or the termination of the Purchase Agreement in accordance with its terms.

     The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Additional Information and Where to Find It:

     The Registrant intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed sale of the Registrant's interest in the Company to the Buyers. Investors and security holders of the Registrant are urged to read the proxy statement and other relevant documents when they become available because they will contain important information about the Registrant, the Buyers and the proposed sale. Investors and security holders of the Registrant may obtain free copies of the proxy statement and other relevant documents filed with the SEC (when they become available) at the SEC's website at www.sec.gov, and at the Registrant's website at www.metromedia-group.com. In addition, investors and security holders of the Registrant may obtain free copies of the proxy statement (when it becomes available) by writing to 8000 Tower Point Drive, Charlotte, NC 28227, Attention:
Investor Relations, or by emailing to investorrelations@mmgroup.com.

     The Registrant and its directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in respect of the proposed sale. A description of the interests in the Registrant of its directors and executive officers is set forth in the Registrant's annual report on Form 10-K for the fiscal year ended December 31, 2003 filed with the SEC on May 26, 2004 and in the Registrant's proxy statement for its 2003 annual meeting of stockholders filed with the SEC on October 20, 2003. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed sale, and a description of their direct and indirect interests in the proposed sale, will be set forth in the proxy statement when it is filed with the SEC.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

10.1 Share Purchase Agreement, dated February 17, 2005, by and among Metromedia International Group, Inc., a Delaware corporation and the direct parent of NWE Capital (Cyprus), Ltd., a company organized under the Companies Law of Cyprus, First National Holding S.A., a societe anonyme organized under the laws of Luxembourg, Emergent Telecom Ventures S.A., a societe anonyme organized under the laws of Switzerland, and Pisces Investment Limited, a company organized under the Companies Law of Cyprus and wholly-owned subsidiary of FNH and ETV.

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10.2 Common Stock Voting Agreement, dated as of February 17, 2005, by and among
Pisces Investment Limited, a company with limited liability organized under the laws of the Republic of Cyprus, Metromedia International Group, Inc., a Delaware corporation, Metromedia Company, a Delaware general partnership, Stuart Subotnick, the Trust, dated as of May 30, 1984, as amended and restated, John W. Kluge, as grantor, and John W. Kluge, Manufacturers Hanover Trust Company (n/k/a J.P. Morgan Chase Bank) and Stuart Subotnick, as trustees, and the Trust, dated as of December 14, 2001, between John W. Kluge, as Grantor and Stuart Subotnick and J.P. Morgan Trust Company of Delaware, as Trustees.

99.1 Press Release of Metromedia International Group, Inc., dated February 18, 2005 related to sale process developments.

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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METROMEDIA INTERNATIONAL GROUP, INC.


                                    By:    /S/ HAROLD F. PYLE, III
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                                    Name:  Harold F. Pyle, III
                                    Title: Executive Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: February 22, 2005
Charlotte, NC